VIP SAI-2 06/13

SUPPLEMENT DATED JUNE 4, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION

 DATED MAY 1, 2013 OF

FRANKLIN INCOME SECURITIES FUND

FRANKLIN MANAGED VOLATILITY GLOBAL ALLOCATION VIP FUND

FRANKLIN STRATEGIC INCOME FUND

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

TEMPLETON FOREIGN SECURITIES FUND

TEMPLETON GLOBAL BOND SECURITIES FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The Statement of additional information is amended as follows:

I. For the Franklin Income Securities Fund, the Section entitled “The Funds - Goals, Additional Strategies and Risks – Other Investments and Strategies” is amended to reflect that the Fund may invest up to 15% of its assets in equity-linked notes.

II.  For the Franklin Strategic Income Securities Fund, the Section entitled “The Funds - Goals, Additional Strategies and Risks – Other Investments and Strategies” is amended to reflect that the Fund may invest in credit default swaps.

III. For the Franklin Strategic Income Securities Fund, the Section entitled “The Funds - Goals, Additional Strategies and Risks – Other Investments and Strategies” is amended to reflect that the Fund may invest in currency swaps for hedging purposes.

IV. For the Franklin Strategic Income Securities Fund, Franklin Managed Volatility Global Allocation VIP Fund and Templeton Global Bond Securities Fund, the section entitled Section entitled “The Funds - Goals, Additional Strategies and Risks – Other Investments and Strategies” is amended to reflect that the Fund may invest in inflation indexed swaps.

V. For the Templeton Developing Markets Securities Fund, the section entitled “The Funds - Goals, Additional Strategies and Risks – Other Investments and Strategies” is amended to reflect that the Fund may invest up to 20% of its net assets in participatory notes.

VI. For the Templeton Foreign Securities Fund, the Section entitled “The Funds - Goals, Additional Strategies and Risks – Other Investments and Strategies” is amended to reflect that the Fund may invest in exchange traded equity options.

VII. For the Franklin Strategic Income Securities Fund and Templeton Global Bond Securities Fund, the section entitled “Glossary of Investments, Techniques, Strategies and Their Risks – Derivative Instruments – Swap Agreements” is amended to add the following:

Inflation Index Swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate.  Each party’s payment obligation under is determined by reference to a specified “notional” amount of money.  Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.  The value of an inflation index swap is expected to change in response to changes in the rate of inflation.  If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value.  Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Risks of Swaps.  The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

Please keep this supplement for future reference.